NOTES PAYABLE AND CAPITAL LEASE OBLIGATIONS - Future principal payment obligations (Details) - USD ($) $ in Thousands	Nov. 30, 2020	Feb. 29, 2020	Feb. 28, 2019
Fiscal year ending:
2021	$ 18,242	$ 64,902
2022	51,604	11,070
2023	13,159	9,616
2024	11,382	9,188
2025	877,433	877,429
Total minimum payments	971,820	972,205
Less current portion	(66,536)	(64,902)	$ (9,590)
Notes payable and capital lease obligations, less current portion, net	$ 905,284	$ 907,303